May 15, 2008

Beacon Energy Corp.
186 North Avenue East, 1st Floor
Cranford, NJ 07106
Attn: Chairman

Re: **Beacon Energy Corp. Voting Agreement**

Gentlemen:

Currently, 56.39% of the issued and outstanding capital stock of Beacon Energy Corp. (the "Company") is owned by Metalico, Inc., a Delaware corporation ("Metalico"), Mr. Carlos E. Agüero and Mr. Dylan K. Remley, all as set forth on Schedule I attached hereto (collectively, the "Initial Shareholders"). Pursuant to the terms of that certain Subscription and Investment Agreement, dated as of the date hereof (the "Investment Agreement"), by and among the Company, Metalico and Argentum Capital Partners, L.P. and Argentum Capital Partners II, L.P. (together, the "Investors" and each individually an "Investor"), the Investors, severally and not jointly shall purchase, in the aggregate, 41,667 shares of Common Stock of the Company for $1,500,012.00. The execution and delivery of this agreement by the parties hereto (this "Agreement") is a condition to the purchase of such shares of Common Stock of the Company by the Investors. Terms used and not otherwise defined herein have the meanings specified in the Investment Agreement.

NOW THEREFORE, in consideration of the premises and of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. ELECTION OF DIRECTORS

The parties hereto agree that the Investors shall at all times during the term of this Agreement be entitled to have one (1) designated representative serving as a member of the Board of Directors of the Company (the "Investors' Director"). No later than June 15, 2008, the Initial Shareholders will call for a special meeting of the Company's shareholders for the purpose of amending the Company's certificate of incorporation to include the language on Exhibit A hereto as part of Certificate of Incorporation (the "Amendment"). The Initial Shareholders agree to vote at that special meeting, and at any and all other meetings of shareholders of the Company until such time as the Amendment has been approved by such shareholders, in favor of the Amendment and to cause the Amendment to be filed with the Secretary of the State of Delaware no later than June 30, 2008, and further, to take such other actions as may be necessary to cause the Amendment to be adopted by the Company.

In elections of directors of the Company during the term of this Agreement, whether by meeting of the Company's stockholders or by written consent of such stockholders, each of the parties hereto shall vote all shares of the capital stock of the Company owned by them, or as to

which each have voting power, as of the date of any such election (the "Subject Shares"), whether such ownership or right was acquired before or after the date of this Agreement, for the election of the candidate as may be designated in writing from time to time by the Investors as a director of the Company. At such time and from time to time as there may be a vacancy with respect to the Investors' Director, the Investors may designate a candidate to serve as a director of the Company and, prior to the Board of Directors taking any other action, the parties hereto shall promptly take all actions as are necessary to elect such designee to serve as the Investors' Director.

For so long as the Investors are entitled to designate an Investors' Director in accordance with the terms of this Agreement, if the Company's Board of Directors establishes any committee of the board, including without limitation an executive committee, audit committee or compensation committee, the Investors' Director shall upon request become and remain a member of any or all of such committees, shall receive notice of any meeting of such committees together with any other member of any and all such committees, and shall receive all materials furnished to any other member thereof from time to time.

2. NUMBER OF DIRECTORS

The Board of Directors shall consist of such number of directors as may be determined in accordance with the Bylaws of the Company. The parties hereto agree to use their respective reasonable commercial best efforts to provide, by resolution, under the Bylaws of the Company, or as may otherwise be permitted under applicable law and internal corporate regulation, that the Board of Directors shall consist of three (3) directors until such time as the number of directors may be increased above such number in accordance with such Bylaws. In the event that the number of directors constituting the Board of Directors is increased above five (5), the provisions of this Agreement shall continue, however, in such case, the Investors shall be entitled to designate two (2) representatives to serve as members of the Board of Directors (in such event, the "Investors' Directors"). The Company shall reimburse the Investors' Director for reasonable out-of-pocket costs and expenses incurred by such director to attend meetings of the Board of Directors of the Company.

3. REMOVAL OF DIRECTORS AND VACANCIES

A director designated by the Investor may be removed by the Company at any time with or without cause, provided that no Initial Shareholder shall vote for removal without cause of a director nominated and elected pursuant to this Agreement, and no such vote shall be effective, unless the Investor shall so specify. If the Investor does so specify the removal of a director, each Initial Shareholder agrees to vote all shares of capital stock of the Company owned by him, or as to which he has voting power, as of the date of such vote for the removal of such director, and the election of such successor director as the Investor shall designate. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall limit the authority of an Initial Shareholder to remove a director for cause. The Investor shall retain its right to nominate a replacement director in the event any director designated by the Investor resigns, retires, is unable to fulfill such director's duties or is removed for any reason.

Each Initial Shareholder hereby agrees to grant to the Investors a proxy to vote the Subject Shares as indicated in Section 1 above if such Initial Shareholder fails for any reason to vote such Initial Shareholder's Subject Shares in accordance with Section 1. Each Initial Shareholder agrees that such a proxy shall be irrevocable and coupled with an interest and agrees that it will take such further action or execute such other instruments as may be necessary or desirable to effectuate the intent of such a proxy and hereby revokes any proxy previously granted by it with respect to the Subject Shares. The parties hereto acknowledge that the date of termination of any proxy granted hereunder may exceed three years from the date hereof

Each Initial Shareholder hereby covenants and agrees that such Initial Shareholder (a) has not entered, and shall not enter at any time while this Agreement remains in effect, into any voting agreement or voting trust with respect to the Subject Shares and (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy or power of attorney with respect to the Subject Shares, in either case, which is inconsistent with such Initial Shareholder's obligations pursuant to this Agreement.

4. VOLUNTARY WAIVER

The Investors may, at their option and in their sole discretion, waive their right to designate a candidate or candidates for director of the Company under this Agreement upon delivery of an appropriate notice to the Initial Shareholders. The Investors may limit any such waiver as they see fit or rescind or cancel any such waiver at any time.

5. MANNER OF VOTING

The voting of Subject Shares pursuant to this Agreement may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law.

6. TERMINATION

This Agreement shall terminate in its entirety at such time as the Investors cease to hold, in the aggregate, 25% of the Purchased Shares (subject to proportionate adjustment in the event of any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event affecting the Common Stock of the Company occurring after the date hereof) initially acquired by them pursuant to the Investment Agreement.

7. AUTHORIZATION

Each party hereto represents that this Agreement has been duly authorized, executed and delivered by such party and constitutes a valid and binding obligation of such party, enforceable against such party in accordance with its terms.

8. SUCCESSORS

The provisions of this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the parties hereto.

9. COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10. AMENDMENT

This Agreement shall not be subject to modification or amendment in any respect, except by an instrument in writing signed by each of the Investors and each of the Initial Shareholders.

11. GOVERNING LAW

This Agreement is entered into pursuant to and in accordance with the provisions of Section 218(c) of the Delaware General Corporation Law. All disputes hereunder shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to principles of conflict of laws.

12. COSTS OF ENFORCEMENT; SPECIFIC PERFORMANCE

If any action or proceeding is instituted by any party to enforce or construe any provision of this Agreement, the prevailing party in such action or proceeding shall be entitled to recover from such other party (or parties) all of its costs and reasonable attorneys' fees and disbursement. The parties acknowledge that money damages may not be an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper to enforce this Agreement or to prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief in appropriate circumstances.

13. NOTICES

Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or by overnight express mail or sent by facsimile, as follows:

if to the Investor:	c/o Argentum Group 60 Madison Ave. Suite 701 New York, NY 10010 Attn: President
with a copy to:	Golenbock Eiseman Assor Bell & Peskoe LLP 437 Madison Ave. New York, NY 10022

Attn: Andrew C. Peskoe, Esq.

if to the Company:

Beacon Energy Corp.
186 North Av. East, 1st Flr.
Cranford, NJ 07016
Attn: Chairman

with a copy to:

Robinson & Cole LLP
One Boston Place
Boston, MA 02108
Attn: Kathleen M. Porter

if to the Initial Shareholders:

Metalico, Inc.
c/o Carlos E. Agüero
186 North Av. East
Cranford, NJ 07016
Attn: President

with a copy to:

Metalico, Inc.
186 North Ave. East
Cranford, NJ 07016
Attn: Arnold S. Graber, General Counsel

or to such other addresses and to the attention of such other individuals as any party shall have designated to the other parties by notice given in the foregoing manner. All notices and other communications given to any Party hereto in accordance with the provisions of this Agreement shall be deemed to have been given (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery or (iii) on the date on which it is sent by facsimile transmission with acknowledgement of receipt at the number to which it is required to be sent in each case to the intended recipient as set forth above.

14. SEVERABILITY

If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

15. ENTIRE AGREEMENT

This Agreement constitutes the full and entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Beacon Energy Corp.

By: ______________________________
Carlos E. Agüero, Chairman

Initial Shareholders

METALICO, INC.

By: ______________________________
Carlos E. Agüero, Chief Executive Officer

____
Mr. Carlos E. Agüero, in his individual capacity

____
Mr. Dylan K. Remley, in his individual capacity

Agreed to and Accepted as of the date first set forth above:

Investors

ARGENTUM CAPITAL PARTNERS, L.P.

By: B.R. Associates, Inc., its General Partner

By: W. Barandiaran
Name: Walter Barandiaran
Title:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Beacon Energy Corp.

By: ______________________
Carlos E. Agüero, Chairman

Initial Shareholders

METALICO, INC.

By: ______________________
Carlos E. Agüero, President

____
Mr. Carlos E. Agüero, in his individual capacity

____
Mr. Dylan K. Romley, in his individual capacity

Agreed to and Accepted as of the date first set forth above:

Investors

ARGENTUM CAPITAL PARTNERS, L.P.

By: B.R. Associates, Inc., its General Partner

By: ______________________
Name: Walter Barandiaran
Title:

ARGENTUM CAPITAL PARTNERS II, L.P.

By: Argentum Partners II, L.L.C., its General Partner
By: Argentum Investments, L.L.C.,
its Managing Member

By: W. Barandiaran
Name: Walter Barandiaran
Title:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Beacon Energy Corp.

By: ______________________
Carlos E. Agüero, Chairman

Initial Shareholders

METALICO, INC.

By: ______________________
Carlos E. Agüero, President

____
Mr. Carlos E. Agüero, in his individual capacity

____
Mr. Dylan K. Remley, ~~in his~~ individual capacity

Agreed to and Accepted as of the date first set forth above:

Investors

ARGENTUM CAPITAL PARTNERS, L.P.

By: B.R. Associates, Inc., its General Partner

By: ______________________
Name: Walter Barandiaran
Title:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Beacon Energy Corp.

By: ______________________
Carlos E. Agüero, Chairman

Initial Shareholders

METALICO, INC.

By: ______________________
Carlos E. Agüero, President

____
Mr. Carlos E. Agüero, in his individual capacity

____
Mr. Dylan K. Rumley, in his individual capacity

Agreed to and Accepted as of the date first set forth above:

Investors

ARGENTUM CAPITAL PARTNERS, L.P.

By: B.R. Associates, Inc., its General Partner

By: ______________________
Name: Walter Barandiaran
Title:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Beacon Energy Corp.

By: _______________________
Carlos E. Agüero, Chairman

Initial Shareholders

METALICO, INC.

By: _______________________
Carlos E. Agüero, President

____
Mr. Carlos E. Agüero, in his individual capacity

____
Mr. Dylan K. Ramley, in his individual capacity

Agreed to and Accepted as of the date first set forth above:

Investors

ARGENTUM CAPITAL PARTNERS, L.P.

By: B.R. Associates, Inc., its General Partner

By: _______________________
Name: Walter Barandiaran
Title:

Exhibit A

Language to be Adopted as an Amendment to Company's Certificate of Incorporation

In the election of directors of the Corporation, except as otherwise provided in the Voting Agreement, dated May 15, 2008, among the Corporation and certain of its stockholders, the holders of a majority of the Common Stock acquired pursuant to that certain Subscription and Investment Agreement, dated May 15, 2008, by and among the Corporation, Metalico, Inc. and Argentum Capital Partners, L.P. and Argentum Capital Partners II, L.P., and their permitted successors and assigns (such holders, the "Designating Holders"), voting separately as a single class to the exclusion of all other classes of the Corporation's capital stock and all other shares of Common Stock of the Corporation, and with each such share of Common Stock entitled to one vote, shall have the right (a) at such times as the number of directors authorized to constitute the Board consists of five or fewer members, to elect one director to serve on the Board, and (b) at such times as the number of directors authorized to constitute the Board consists of more than five members, to elect two directors to serve on the Board. Each such director shall serve until a successor director is duly elected by the Designating Holders or a director is removed from office by such Designating Holders.